UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 5, 2010 (March 24, 2010)

NEOHYDRO TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-53669
(State or other jurisdiction of incorporation)	(Commission File No.)

200 Centennial Avenue
Suite 200
Piscataway, New Jersey 08854
(Address of principal executive offices and Zip Code)

732-377-2063
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous independent registered public accounting firm

On March 24, 2010, we terminated Michael T. Studer CPA P.C. at 18 East Sunrise Highway, Suite 311, Freeport, New York 11520, as our independent registered public accounting firm.  The decision to dismiss Michael T. Studer CPA P.C. as our independent registered public accounting firm was approved by our Board of Directors on March 24, 2010.  Except as noted in the paragraph immediately below, the reports of Michael T. Studer CPA P.C.’s financial statements for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Michael T. Studer CPA P.C. on our financial statements as of and for the years ended December 31, 2008 and 2007 contained an explanatory paragraph relating to a going concern uncertainty.

During the years ended December 31, 2008 and 2007 and for the period January 1, 2009 through September 30, 2009, and through March 24, 2010 we have not had any disagreements with Michael T. Studer CPA P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Michael T. Studer CPA P.C.’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years.

During the years ended December 31, 2008 and 2007, and through March 24, 2010, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On April 2, 2010, we delivered a copy of this report to Michael T. Studer CPA P.C.  Michael T. Studer CPA P.C. issued its response.  The response stated that it agreed with the foregoing disclosure.  A copy of Michael T. Studer CPA P.C.’s response is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On March 24, 2010, we engaged GBH CPAs, PC, 24 E. Greenway Plaza, Suite 1875, Houston, Texas 77046 an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors. We have not consulted with GBH CPAs, PC on any accounting issues prior to engaging them as our new auditors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with GBH CPAs, PC regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that GBH CAPs, PC  concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

16.1	Letter from Michael T. Studer CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of April, 2010.

NEOHYDRO TECHNOLOGIES CORP.

BY:	MICHAEL KULCHESKI
Michael Kulcheski
President